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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               February 28, 1997

                         Commission File Number: 0-9969


                            Century Industries, Inc.
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             (Exact name of Registrant as specified in its charter)


       District of Columbia                              54-1100941
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 (State or other jurisdiction of                      (I.R.S. Employer
  incorporation of organization)                     Identification No.)


       45034 Underwood Lane
          Sterling, Va.                                  20166
        (Mail) P.O. Box 319
          Sterling, Va.                                  20167
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 (Address of principal executive offices)              (Zip Code)

      Registrant's telephone number, including area code: (703) 471-7606.

Securities registered pursuant to Section 12 (b) of the Act: None
Securities registered pursuant to Section 12 (g) of the Act: Common Stock, par value $.001 per share

                                             Name of each exchange on
      Title of each class                        which registered
      -------------------                    ------------------------
      Common Voting Stock                       NASDAQ Bulletin Board

          Securities registered pursuant to Section 12(g) of the Act:

                    Common Stock (Par Value $.001 per share)
                    ----------------------------------------
                                (Title of Stock)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 of 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                           (1) Yes   X        No
                                   -----         ----

                           (2) Yes   X        No
                                   -----         ----




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ITEM 5. Other Events

                        Changes in Registrant's Auditor

     The Registrant determined to dismiss, and accepted the resignation of, its auditor, Donna Miller & Associates, effective February 24, 1997. In conformance with Reg Section 229.304, the Registrant states:

     (i) The Registrant's General Counsel recommended to its Board the dismissal of Donna Miller & Associates as the Registrant's auditor. The Board approved the recommendation and, subsequently, on February 24, 1997, Donna Miller & Associates resigned by letter to Registrant.

     (ii) The Donna Miller & Associates 1994 and 1995 audited financial reports of Registrant did not contain either an adverse opinion or disclaimer.

     (iii)  The decision to change auditors was recommended by:

         (A) The Company's General Counsel who found auditor's non-accounting actions intolerable, and this recommendation was

         (B)  Approved by Registrant's Board of Directors.

     (iv) Registrant has never differed with its auditor as to past audited statements, although it is possible that disagreements would have arisen in forthcoming audited filings. Neither General Counsel nor the Board determined to terminate Donna Miller & Associates based upon audit issues. The termination was based upon the joint determination (both by the Board and General Counsel) that Donna Miller & Associates' implication Registrant was in violation of issues in the legal realm unrelated to accounting, the like of which was both specious and ludicrous. General Counsel had fully investigated these allegations and





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found no supporting evidence. Upon General Counsel's request for factual information to Donna Miller & Associates in willingness to revisit these matters, Donna Miller & Associates refused to cooperate in providing the requested factual information. General Counsel considers this conduct both improper, obstructionist and intolerable.

     (v)(A) The former auditor did advise Registrant, by letter dated January 30, 1997, that it considered the books, records and internal controls of one of the Registrant's subsidiaries, U.S. Insurance Brokers, Inc., to be inadequate on the issues of a) written contracts and/or invoices from consultants supporting payments made, b) inadequate wire transfer documentation, c) inappropriate expense volume paid by U.S. Insurance Brokers from preferred stock proceeds, and d) lack of response upon check writing activities and inappropriate check signatory - directing that the signatory should be an officer or director of the Registrant's subsidiary.

     The Registrant had no objection to its former auditor's identifying these issues until auditors from Registrant's insurance subsidiaries advised this was not the case. Then it became evident to General Counsel that the auditor's conduct was intolerable in non-accounting areas, thus mandating the finalized termination.

     (v)(B) The former auditor never advised the Registrant it was no longer able to rely on management's representations, or that it was unwilling to be associated with Registrant's financial statements.

     (v)(c)(1) The former auditor never advised Registrant of any need to expand the scope of the audit, nor did it ever state it had covered information that, if further investigated, may





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         (i)  materially impact the fairness or reliability of either: a previously issued audit report or underlying financial statements; or financial statements issued or to be issued covering fiscal periods subsequent to the date of most recent financial statements covered by audit, or

         (ii) cause the auditor to be unwilling to rely on management's statements or be associated with its financial statements, and

               (2) the auditor's dismissal did not cause the expansion of the scope of the audit, nor did auditor conduct any further investigation, nor did the auditor cooperate with General Counsel's efforts to investigate non-audit issues, nor

     (d)(1) Did the auditor advise Registrant of information it concluded materially impacted the fairness or reliability of (i) a previously issued audit report, nor (ii) the financial statements issued or to be issued which, based upon such facts, would prevent the auditor from rendering an unqualified audit report.

        (2) The auditor raised vacuous issues relating to legal matters and potential violations which were investigated by General Counsel and found meritless. Upon further request by General Counsel for refined factual information to re-open such investigation, the auditor has refused such request, thus the auditor may not be satisfied with the legal resolution of the issues at law it felt existed. None of these legal issues, however, are accounting issues.

        (3) Registrant has engaged Correa, Berger & Associates, 67 Wall Street, 2nd Floor, New York, New York, 10005, to act as the new independent auditor and have engaged such independent auditor in





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February, 1997, and has not conferred with such new auditor during the two most recent fiscal years or any interim period.

       (4) Registrant is providing the former auditor with the disclosures it has made in response to Item 304(a) to be received as of the date of this filing, and, by covering letter, has requested a letter response thereto addressed to the Commission and shall, upon receipt, file such response in an updated registration statement under this provision. Registrant requests such response within ten (10) business days and shall file the same within two (2) days of its receipt.

                      Comment on Instructions to Item 304

     Registrant notes the term "disagreements" is to be interpreted broadly. Registrant found the former auditor's "practice of law" to be burdensome, time consuming and flat out wrong. Registrant may never be able, through its General Counsel, to satisfy the former auditor that its legal theories are wrong because, in spite of General Counsel's insistence, the former auditor has not complied with General Counsel's request for detailed factual information to facilitate a complete resolution of legal issues.

     Registrant, through its General Counsel, has demanded this factual information by March 7, 1997, copying both the Commission and the Office of the United States Attorney for the District of Columbia as to this fact.

     The differences and disagreements in substance experienced here with the auditor relate, in principal part, not to the former auditor's accounting function, but to its practice of law.





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                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

February 28, 1997


                                     Century Industries, Inc.



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                                     Theodore L. Schwartzbeck, President & CEO




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